EXHIBIT 99.3


                          CERTIFICATE OF DESIGNATION OF
                       RIGHTS, PREFERENCES AND LIMITATIONS
                   OF SERIES A CONVERTIBLE PREFERRED STOCK OF
                                  CIMNET, INC.
                                  ------------

         Acting pursuant to Sections 151(a) and (g) of the Delaware General Corporation Law, the undersigned hereby certifies that the Board of Directors of Cimnet, Inc. (the "Company") duly approved the following Certificate of Designation of Series A Convertible Preferred Stock of the Company, and that the Certificate of Incorporation of the Company expressly authorizes the Board to so designate and issue one or more series of preferred stock. The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series A Convertible Preferred Stock are as follows:

     1. Number Of Shares; Par Value. The Company shall be authorized to issue 1,500,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the "Series A").

     2. Dividend Provisions. (a) The holders of shares of the Series A shall be entitled to receive dividends, as follows:

               (i) An annual cumulative dividend on each share of the Series A equal to eight percent (8%) of the Issuance Price (as hereinafter defined) payable quarterly on the fifteenth (15th) day following the end of each fiscal quarter, in kind in the form of additional shares of the Series A (the "Dividend Shares"), or at the election of the Company in cash; provided, however, that dividends on the Series A: (i) will cease to accrue and will not be payable for any year during which the Fair Market Value (as hereinafter defined) of the Company's common stock, par value $0.0001 per share ("Common Stock") as of the anniversary of August 17, increases by an amount equal to or greater than eight percent (8%) over the Fair Market Value of the Common Stock as of the preceding August 17; and (ii) will permanently cease to accrue, and dividends accrued and unpaid with respect to any partial dividend period prior to such date will not be payable, if the Fair Market Value of the Common Stock, at any time after the Effectiveness Date (as hereinafter defined) of the Initial Registration (as hereinafter defined), equals or exceeds the average Closing Price (as hereinafter defined) multiplied by 2 for the 25 day period following the Effectiveness Date of the Initial Registration.

               (ii) A pro-rata share in any dividends paid on the Common Stock on an as-converted basis.

         (b) For purposes of this certificate, "Closing Price" means the last trading price for the Common Stock as reported by the NASD OTC Bulletin Board or other principal exchange or electronic trading system on which the shares of Common Stock are quoted;

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"Effectiveness Date" means, with respect to the initial registration statement required to be filed pursuant to that certain Registration Rights Agreement made and entered into as of August 17, 2001, between the Company and General Electric Company, acting through its GE Power Systems business unit (the "Registration Rights Agreement"), the date on which such registration statement is declared effective by the Securities and Exchange Commission; "Fair Market Value" means the average Closing Price of the Common Stock for a period of 25 consecutive trading days ending three (3) days prior to the issuance of any dividend or other applicable date; and "Initial Registration" means the registration that, pursuant to the Registration Rights Agreement, the Company is required to prepare and file with the Commission as soon as practicable following the Closing Date covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) for an offering to be made on a continuous basis pursuant to Rule 415.

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     3.  Liquidation Preference.

         (a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of $1.33875 for each outstanding share of Series A (the "Issuance Price") plus accrued and unpaid dividends (as adjusted for stock dividends, stock distributions, splits, combinations or recapitalizations). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Series A in proportion to the amount of such stock owned by each such holder.

         (b) Upon completion of the distribution required by subsection (a) of this Section 3 and any other distribution that may be required with respect to a series of preferred stock that may from time to time come into existence, all of the remaining assets of the Company available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

     4. Conversion. The holders of the Series A shall have conversion rights as follows (the "Conversion Rights"):

         (a) Right to Convert. Each share of the Series A shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Company or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Issuance Price by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of the Series A shall be $1.33875; provided, however, that the Conversion Price for the Series A shall be subject to adjustment as set forth in this Section 4.

         (b) Mechanics of Conversion. Before any holder of the Series A shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series A, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series A, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

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         (c)   Conversion Price Adjustment for Changes in Trading Price. If the
Closing Price for the Common Stock is below the Issuance Price for any period of twenty-five (25) consecutive trading days which occurs prior to the Effectiveness Date the Conversion Price shall be adjusted so that the new Conversion Price shall be equal to 105% of the average Closing Price during such twenty-five (25) day period (so long as 105% of such average Closing Price is less than each of the Issuance Price and the Conversion Price then in effect).

         (d) Conversion Price Adjustment for Certain Splits and Combinations. The Conversion Price of the Series A shall be subject to adjustment from time to time as follows:

               (i) In the event the Company should at any time or from time to time after the issuance date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in shares of Common Stock outstanding.

               (ii) If the number of shares of Common Stock outstanding at any time after the issuance date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

         (e) Other Distributions. In the event the Company shall declare a distribution payable in securities of other entities, evidences of indebtedness issued by the Company or other entities, assets or options or rights not referred to in Section 4 (d), then, in each such case for the purpose of this
Section 4(e), the holders of the Series A shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series A are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

         (f) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4) provision shall be made so that the holders of the Series A shall thereafter be entitled to receive upon conversion of the Series A the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A) shall be applicable after that event as nearly equivalent as may be practicable.

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         (g)   Conversion Price Adjustments for Certain Dilutive Issuances

               (i) In the event the Company at any time or from time to time after the issuance date, fixes a record date for the issuance of any Additional Stock (as hereinafter defined) without consideration or for a consideration per share less than the Closing Price in effect immediately prior to the issuance of such Additional Stock, the Conversion Price in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 4(g), unless otherwise provided in this Section 4(g).

                      (A) Adjustment Formula. Whenever the Conversion Price is adjusted pursuant to this Section (4)(g), the new Conversion Price shall be determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the "Outstanding Common") plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Closing Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term "Outstanding Common" shall include shares of Common Stock deemed issued pursuant to Section 4 (g)(D) below.

                      (B) Definition of "Additional Stock". For purposes of this Section 4(g), "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(g)(D) by the Company after the Purchase Date) other than:

                             (1)  Common Stock issued pursuant to a transaction
described in Section 4(d) above,

                             (2)  Shares of Common Stock issuable or issued to
employees, consultants or directors of the Company directly or pursuant to a stock plan or other compensation arrangement approved by the Board of Directors of the Company, so long as such shares are issued or issuable at a price not less than 75% of Fair Market Value,

                             (3)  Capital stock, debt instruments convertible
into capital stock or options or warrants to purchase capital stock, issued to financial institutions, investors or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, provided that the terms of such transaction or transactions are approved by the Board of Directors, so long as such shares are issued or issuable at a price not less than 75% of Fair Market Value,

                             (4)  Capital stock, debt instruments convertible
into capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers, technology licenses or purchases, corporate partnering agreements or similar transactions, the terms of which are approved by the Board of Directors of the Company, so long as such shares are issued or issuable at a price not less than 75% of Fair Market Value,

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                             (5)  Shares of Common Stock issued or issuable upon
conversion of the Series A,

                             (6)  Shares of Common Stock issued or issuable in a
public or private offering at a price not less than 75% of the Fair Market Value of the Company's Common Stock at the time of issuance , and

                             (7)  Shares of Common Stock issued or issuable in a
transaction approved in advance by the holders of at least 51% of the then outstanding shares of Series A.

                      (C) Determination of Consideration. In the event the Company issues Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors. Whenever there is such a determination of fair value of any non-cash consideration, such determination may be challenged in good faith by the holders of at least a majority of the Series A, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by the Company and acceptable to the holders of the Series A.

                      (D) Deemed Issuances of Common Stock. In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this
Section 4(g):

                             (1)  The aggregate maximum number of shares of
Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 4(g)(C), if any, received by the Company upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                             (2)  The aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company (without taking into account potential

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antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Section 4(g)(C).

                             (3)  In the event of any change in the number of
shares of Common Stock deliverable or in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                             (4)  Upon the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                             (5)  The number of shares of Common Stock deemed
issued and the consideration deemed paid therefor pursuant to Sections 4(g)(D)(1) and 4(g)(D)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(g)(D)(3) or 4(g)(D)(4).

                      (E) No Increased Conversion Price. Notwithstanding any other provisions of this Section 4(g), except to the limited extent provided for in Sections 4 (g)(D)(3) and 4(g)(D)(4), no adjustment of the Conversion Price pursuant to this Section 4(g) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

         (h) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A against impairment.

         (i)   No Fractional Shares and Certificate as to Adjustments.

               (i) No fractional shares shall be issued upon the conversion of any share or shares of the Series A, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of the Series A the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

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               (ii)   Upon the occurrence of each adjustment or readjustment of
the Conversion Price of the Series A pursuant to this Section 4, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of the Series A, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time or any holder of Series A, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of the Series A at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of the Series A.

         (j) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of the Series A, at least ten (10) days prior to the date specified therein, a notice specifying the date an which any such record is to be taken far the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

         (k) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A, in addition to such other remedies as shall be available to the holder of such Series A, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall he sufficient for such purposes.

         (l) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of the Series A shall be deemed given 3 days after the date it is deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Company.

         (m) Limitation on Conversion Price. Notwithstanding any other provisions contained in this Section 4, in no event shall the Conversion Price be adjusted in a manner that would entitle the holders of the Series A to convert the shares of Series A outstanding (combined with all shares of Common Stock previously issued upon conversion of shares of the Series A) into more than 19.9% of the outstanding shares of the Common Stock.

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     5.  Voting Rights. The holders of the Series A shall have the following rights to vote:

         (a) on an as-converted basis, with the Common Stock on all matters submitted to a vote of stockholders;

         (b) as a separate class where provided under Delaware law of the Company's charter or by-laws;

         (c) to elect one member of the Company's Board of Directors so long as not less than 375,000 shares of the Series A (as adjusted for stock dividends, stock distributions, splits, combinations or recapitalizations) are issued and outstanding; and

         (d) the Company agrees that it shall not take any of the following actions without the affirmative vote of a the holders of a majority of the Series A: (i) issue any further preferred shares or other securities of the Company with liquidation rights equal to or superior to those of the outstanding Series A, or (ii) amend this Certificate of Designation in any manner that would directly and adversely affect the Series A.

     6. Redemption. The Series A shall be redeemable, at the sole option of the holders of the Series A, pursuant to the terms of Section 3.5 of that certain Preferred Stock and Warrant and Warrant Purchase Agreement dated as of August 17, 2001, between the Company and General Electric Company, acting through its GE Power Systems business unit.

     7. Status of Redeemed or Converted Stock. In the event any shares of the Series A shall be converted pursuant to Section 4 hereof, the shares so redeemed or converted may, in the discretion of the Company's Board of Directors, be canceled or issued by the Company.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this 17th day of August, 2001.

                                       CIMNET, INC.



                                       By: /s/ JOHN RICHARDSON
                                           -------------------------------------
                                           Name: John Richardson
                                           Title: Chief Executive Officer

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